Exhibit 10.5

JOINDER AND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Joinder and Amendment to Registration Rights Agreement (this “Amendment”) dated as of May 17, 2023 (the “Amendment Effective Date”), between Alimera Sciences, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto, amends that certain Registration Rights Agreement (the “Registration Rights Agreement”) dated as of March 24, 2023, between the Company and the purchasers party thereto (the “Original Purchasers”).

WHEREAS, the Company and the Original Purchasers desire to amend the Registration Rights Agreement subject to and in accordance with the terms and conditions set forth in this Amendment, including to add the purchasers listed on Exhibit A hereto (each, including its successors and assigns, a “New Purchaser”, and collectively, the “New Purchasers”, and together with the Original Purchasers and their respective successors and assigns, each a “Purchaser” and collectively, the “Purchasers”) as parties to the Registration Rights Agreement, as amended as of the Amendment Effective Date.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1Definitions; Effectiveness.    The Registration Rights Agreement shall be amended effective as of the Amendment Effective Date. The term “Agreement” as used in the Registration Rights Agreement shall at all times refer to the Registration Rights Agreement as modified by this Amendment.

2Amendments to Registration Rights Agreement.

2.1The New Purchasers shall be added as parties to the Registration Rights Agreement, effective as of the Amendment Effective Date, and all references to “Purchasers” in the Registration Rights Agreement shall include references to the New Purchasers.

2.2The first recital of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“In connection with the Securities Purchase Agreement, by and among the Company and the Purchasers, dated as of March 24, 2023 (as may be amended and/or restated from time to time, the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to the Purchasers (i) shares of Series B Preferred Stock (the “Preferred Shares”), (ii) shares of Common Stock (the “Common Shares”) and (iii) warrants to purchase shares of Common Stock (subject to adjustment pursuant to the terms of the Warrants) (the “Warrant Shares”, together with the Preferred Shares and the Common Shares, the “Shares”).”

2.3The definition of “Filing Date” in the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

““Filing Date” means July 1, 2023 or, in the case of any additional registration statements contemplated by Article II, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional registration statements related to the Registrable Securities.”

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2.4The definition of “Registrable Securities” in the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

““Registrable Securities” means (i) the Common Stock issued or issuable to the Purchasers upon conversion of the Preferred Shares (the “Conversion Shares”), (ii) the Warrant Shares issued or issuable to the Purchasers upon exercise of the Warrants, and (iii) any Common Stock of the Company issued or issuable with respect to (A) the Tranche 2 Closing, or (B) the Preferred Shares, the Conversion Shares and/or the Warrant Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event of otherwise, in each case, without regard to any limitations on the issuance of Common Stock pursuant to the Certificate of Designations or Warrants; provided,  however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further that such securities shall no longer be deemed Registrable Securities if (a) such securities have been sold pursuant to a Registration Statement, (b) such securities have been sold in compliance with Rule 144, or (c) all such securities may be sold without limitation or restriction pursuant to Rule 144.”

2.5Schedule 1 hereto hereby amends and restates in its entirety Schedule 1 attached to the Registration Rights Agreement.

3.Joinder.   The New Purchasers hereby agree to be subject to and bound by the terms and conditions of the Registration Rights Agreement and shall be deemed to be a party thereto as of the Amendment Effective Date.

4.Miscellaneous.

4.1Continued Validity of Registration Rights Agreement.  Except as amended hereby, the Registration Rights Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

4.2Headings. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof.

4.3Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

4.4Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with

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the Company to be bound by all of the provisions of the Registration Rights Agreement, as amended, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

4.5Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.6Governing Law; Jurisdiction. This Amendment and Proceeding or other matter relating hereto or thereto (or the negotiation hereof) shall be construed and enforced in accordance with the laws of the State of New York without giving effect to any conflicts of law rules or provisions that would compel the application of the substantive laws of another jurisdiction. All Proceedings arising out of or relating to this Amendment (or the negotiation hereof) shall be heard and determined exclusively in the courts of the State of New York located in the City and County of New York, Borough of Manhattan, and the appellate courts therefrom or, solely to the extent such courts lack jurisdiction, any federal court sitting in the State of New York and any appellate courts therefrom. Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of such courts for the purpose of any such Proceeding brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Amendment or the transactions contemplated by this Amendment may not be enforced in or by any of the above named courts.

4.7Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Amendment.

4.8Construction. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

THE COMPANY:

Alimera Sciences, Inc.

By: /s/ Rick Eiswirth
Name:	Rick Eiswirth
Title:	Chief Executive Officer

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

VELAN CAPITAL MASTER FUND LP

By: Velan Capital Holdings LLC
Its: General Partner

By: /s/ Adam Morgan
Name:	Adam Morgan
Title:	Managing Member

VELAN CAPITAL SPV I LLC

By: Velan Capital Holdings LLC
Its: General Partner

By: /s/ Adam Morgan
Name:	Adam Morgan
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

Account managed by Caligan Partners LP

By: Caligan Partners LP
Its: Investment Manager

By: /s/ David Johnson
Name:	David Johnson
Title:	Managing Member

Account managed by Caligan Partners LP

By: Caligan Partners LP
Its: Investment Manager

By: /s/ David Johnson
Name:	David Johnson
Title:	Managing Member

CALIGAN PARTNERS MASTER FUND LP

By: Caligan Partners LP
Its: Investment Manager

By: /s/ David Johnson
Name:	David Johnson
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

CALIGAN PARTNERS CV VI LP

By: /s/ David Johnson
Name:	David Johnson
Title:	Managing Member of General Partner

Account managed by Caligan Partners LP

By: Caligan Partners LP
Its: Investment Manager

By: /s/ David Johnson
Name:	David Johnson
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series

By: AIGH Capital Management, LLC
Its: Sub-Advisor

By:	/s/ Orin Hirschman
Name:	Orin Hirschman
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

WVP Emerging Manager Onshore Fund, LLC – AIGH Series

By: AIGH Capital Management, LLC
Its: Sub-Advisor

By:	/s/ Orin Hirschman
Name:	Orin Hirschman
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

AIGH Investment Partners, L.P.

By: AIGH Capital Management, LLC
Its: Advisor

By:	/s/ Orin Hirschman
Name:	Orin Hirschman
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

Altium Growth Fund, LP

By: Altium Capital Management, LP
Its: Investment Manager

By:	/s/ Mark Gottlieb
Name:	Mark Gottlieb
Title:	COO

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

Clearline Capital Partners LP

By:	/s/ Marc Majzner
Name:	Marc Majzner
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

Clearline Capital Partners Master Fund LP

By:	/s/ Marc Majzner
Name:	Marc Majzner
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

Stonepine Capital, LP

By: Stonepine Capital Management, LLC
Its: General Partner

By:	/s/ Timothy P. Lynch
Name:	Timothy P. Lynch
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

Alice Winzer Lytton Family LLC

By:	/s/ Laurence Lytton
Name:	Laurence Lytton
Title:	Managing Partner

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

Lytton-Kambara Foundation

By:	/s/ Laurence Lytton
Name:	Laurence Lytton
Title:	President

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

Exhibit A

New Purchasers (Tranche 2)

Velan Capital SPV I LLC
Caligan Partners CV VI LP
Account managed by Caligan Partners LP
AIGH Investment Partners, LP
WVP Emerging Manager Onshore Fund, LLC – AIGH Series
WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series
Altium Growth Fund, LP
Clearline Capital Partners LP
Clearline Capital Partners Master Fund LP
Stonepine Capital, LP
Alice Winzer Lytton Family LLC
Lytton-Kambara Foundation

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]

SCHEDULE 1
SCHEDULE OF PURCHASERS

Tranche 1

Name of Purchaser Entity	Shares of Series B Preferred Stock	Number of Warrants Purchased	Aggregate Purchase Price
Velan Capital Master Fund LP	6,000	2,857,143	$6,000,000
Account managed by Caligan Partners LP	2,100	1,000,000	$2,100,000
Account managed by Caligan Partners LP	1,400	666,667	$1,400,000
Caligan Partners LP, as investment manager for Caligan Partners Master Fund LP	2,500	1,190,476	$2,500,000
TOTAL:	12,000	5,714,286	$12,000,000

Tranche 2

Name of Purchaser Entity	Shares of Series B Preferred Stock	Shares of Common Stock	Aggregate Purchase Price
Velan Capital Master Fund LP	8,117	1,401,901	$10,500,000
Velan Capital SPV I LLC	7,000	-	$7,000,000
Account managed by Caligan Partners LP	2,625	-	$2,625,000
Account managed by Caligan Partners LP	1,750	-	$1,750,000
Caligan Partners Master Fund LP	1,550	-	$1,550,000
Caligan Partners CV VI LP	13,575	-	$13,575,000
Account managed by Caligan Partners LP	3,000	-	$3,000,000
AIGH Investment Partners, LP	3,000	-	$3,000,000
WVP Emerging Manager Onshore Fund, LLC – AIGH Series	786	-	$786,000
WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series	214	-	$214,000
Altium Growth Fund, LP	5,000	-	$5,000,000
Clearline Capital Partners LP	3,922	-	$3,922,130
Clearline Capital Partners Master Fund LP	1,078	-	$1,077,870
Stonepine Capital, LP	10,000	-	$10,000,000
Alice Winzer Lytton Family LLC	1,400	-	$1,400,000
Lytton-Kambara Foundation	3,600	-	$3,600,000
TOTAL:	66,617	1,401,901	$69,000,000

[SIGNATURE PAGE TO JOINDER AND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT]